SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant To Section 13 Or 15(d) of
                      The Securities Exchange Act of 1934

Date of report(Date of earliest event reported): April 20, 2005 (April 14, 2005)

                              FEDDERS CORPORATION
                           (Exact Name of Registrant
                           as Specified in Charter)

                                   Delaware
                        (State or Other Jurisdiction of
                                Incorporation)

                001-08831                                 22-2572390
         (Commission File Number)              (IRS Employer Identification No.)

            505 Martinsville Rd
           Westgate Corporate Ctr
             Liberty Corner, NJ                               07938
  (Address of Principal Executive Offices)                 (Zip Code)



      Registrant's telephone number, including area code: (908) 604-8686

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On April 14, 2005, Deloitte & Touche LLP ("Deloitte") informed Fedders Corporation (the "Company") that it will not stand for reappointment as the Company's independent registered public accounting firm for the year ending December 31, 2005 or for any of the quarterly reporting periods therein. Deloitte has been engaged to audit the Company's financial statements as of December 31, 2003 and for the transition period from September 1, 2003 through December 31, 2003, and the financial statements as of and for the year ended December 31, 2004, including reporting on management's assessment of the effectiveness of the Company's internal control over financial reporting and the effectiveness of the Company's internal control over financial reporting as of December 31, 2004. The audit of the transition period for the period ended December 31, 2003 and the integrated audit for the year ended December 31, 2004 are not yet complete.

The audit reports of Deloitte on the financial statements of the Company for each of the fiscal years ended August 31, 2003 and August 31, 2002, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During each of the fiscal years ended August 31, 2003 and August 31, 2002, and the subsequent period from September 1, 2003 through April 14, 2005, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement(s) in connection with its report on the consolidated financial statements for such periods.

During each of the fiscal years ended August 31, 2003 and August 31, 2002, and the subsequent period from September 1, 2003 through April 14, 2005, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K except that Deloitte has advised the Company that it will likely disclaim an opinion on management's process of evaluating the effectiveness of the Company's internal control over financial reporting as of December 31, 2004, and that it will likely issue an adverse opinion with respect to the operating effectiveness of internal control over financial reporting as of December 31, 2004.

As the Company is still evaluating its process and the operating effectiveness of the Company's internal control over financial reporting, and given that Deloitte's integrated audit is not yet complete, there can be no assurance that deficiencies will not be identified and that any such deficiencies, either alone or in combination with others, will not be considered material weaknesses.

The Company provided a copy of the foregoing disclosures to Deloitte prior to the date of the filing of this Current Report on Form 8-K and requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item
4.01. A copy of the letter furnished in response to that request (as required by Item 304(a)(3) of Regulation S-K) dated April 20, 2005, is filed as Exhibit
16.1 to this Current Report on Form 8-K.


Item 9.01 Financial Statements and Exhibits.

    (c)    Exhibits

 -----------------------------------------------------------------------------
|   Exhibit       |  Description                                              |
|   Number        |                                                           |
|-----------------|- ---------------------------------------------------------|
|                 |                                                           |
|   16.1          |  Letter from Deloitte & Touche LLP to the Securities and  |
|                 |  Exchange Commission dated April 20, 2005.                |
 -----------------------------------------------------------------------------


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FEDDERS CORPORATION

Date:   April 20, 2005                          By:   /s/ Kent E. Hansen
-------------------------------------------------------------------------------
                                                Name:   Kent E. Hansen
                                                Title:  Executive Vice President

                                 EXHIBIT INDEX


  Exhibit
  Number                Description
  ------                -----------
  16.1                  Letter from Deloitte & Touche LLP to the Securities and
                        Exchange Commission dated April 20, 2005.